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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of report (Date of earliest event reported) May 20, 1999



                            FIRST UNITED CORPORATION
               (Exact name of Registrant as specified in Charter)



          Maryland                  0-14237                     52-1380770
(State or other Jurisdiction (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                    19 South Second Street, Oakland, MD 21550
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (301) 334-9471




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On May 18, 1999, First United Corporation acquired Gonder Insurance Agency, a full line independent insurance agency with principal offices in Oakland, Maryland. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST UNITED CORPORATION


                                         /s/ William B. Grant
Date: May 18, 1999                 By:   ---------------------------------
                                         William B. Grant
                                         Chairman of the Board and CEO



F7615.600



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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
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99.1              Press Release





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